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                                                                   EXHIBIT 10.25

                               SECOND AMENDMENT TO
                          CREDIT AND SECURITY AGREEMENT

         THIS SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this "AMENDMENT"), dated as of September 30, 2001, is made by and among PENTASTAR COMMUNICATIONS, INC., a Delaware corporation, PENTASTAR ACQUISITION CORP. I, a Delaware corporation, PENTASTAR ACQUISITION CORP. II, a Delaware corporation, PENTASTAR ACQUISITION CORP. III, a Delaware corporation, PENTASTAR ACQUISITION CORP. IV, a Delaware corporation, PENTASTAR ACQUISITION CORP. VI, a Delaware corporation, PENTASTAR INTERNET, INC., a Delaware corporation, PENTASTAR HOLDING CORPORATION, a Delaware corporation, PENTASTAR TELEMARKETING, INC., a Delaware corporation, PENTASTAR CORPORATION, a Colorado corporation, PENTASTAR ACQUISITION CORP. V, a Delaware corporation, PENTASTAR ACQUISITION CORP. VII, a Delaware corporation, PENTASTAR ACQUISITION CORP. VIII, a Delaware corporation, and PENTASTAR ACQUISITION CORP. IX, a Delaware corporation (collectively, the foregoing are the "BORROWERS"), and WELLS FARGO BANK, N.A., a national banking association (as successor by assignment to Wells Fargo Bank West, N.A., the "LENDER"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Agreement, as defined below.


                                    RECITALS


                  A. The Borrowers and the Lender are parties to that certain Credit and Security Agreement, dated as of July 10, 2000 (the "ORIGINAL AGREEMENT"), as amended by that certain First Amendment to Credit and Security Agreement (the "FIRST AMENDMENT" and together with the Original Agreement, the "AGREEMENT"), dated as of August 30, 2001.

                  B. The parties wish to amend the Agreement as more particularly described below.

                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers and the Lender hereby agree as follows:

         1. Upon the terms and subject to the conditions set forth in this Amendment, the Agreement is hereby amended as follows:

                  (a) The following new defined terms are hereby added to the
         Agreement:

                  "Borrowing Base Deficit Amount" means an amount equal to the Maximum Line as of September 30, 2001 less 75% of Eligible Accounts as of


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         September 30, 2001. The Borrowing Base Deficit Amount shall be a static number to be determined as of September 30, 2001, and shall remain unchanged thereafter.

                  "Borrowing Base Reconciliation Report" means the Borrowing Base Reconciliation Report, a form of which is set forth in Exhibit D hereto.

                  "Capital Expenditures" for a period means any expenditure of money for the lease, purchase or other acquisition of any capital asset, or for the lease of any other asset whether payable currently or in the future, and whether or not capitalized on the Borrowers' balance sheet, including without limitation those costs arising in connection with any lease of property by any Borrower that, in accordance with GAAP, should be reflected as a capital lease on the balance sheet of such Borrower and excluding any lease of property by any Borrower that, in accordance with GAAP, is not required to be reflected as a capital lease on any Borrower's balance sheet (an "Operating Lease") to the extent that any such Operating Lease was included in the calculation of EBITDA.

                  "Fixed Charges" means, for any fiscal quarter of Borrowers, the sum of (i) the lesser of (x) actual Capital Expenditures incurred by all Borrowers during such quarter and (y) the projected Capital Expenditures for such quarter as set forth in Schedule 7.15 and (ii) Quarterly Interest Expense for all Borrowers for such quarter.

                  "Four Party Collection Agreement" means the Four Party Lockbox Agreement by and among the Borrowers, the Lender (in its capacity as the secured party), the Lender (in its capacity as the holder of the Lockbox) and Regulus West LLC, dated as of September 30, 2001.

                  "Lockbox" has the meaning given in the Four Party Collection Agreement.

                  "Permanent Repayment" means a permanent repayment or prepayment by any Borrower of any or all of the outstanding Advances, the amount of which repayment or prepayment shall no longer be available for re-borrowing and shall permanently reduce the Maximum Line.

                  "Prime Rate" means the interest rate publicly announced or published from time to time as the prime rate of the Lender and may not be the lowest interest rate charged by the Lender.

                  "Quarterly Cash Flow" means (i) for the fiscal quarter ended September 30, 2001, Parent's consolidated EBITDA for such quarter less Fixed Charges for such quarter and (ii) for the period ended December 31, 2001, Parent's consolidated EBITDA for the two quarters ending on December 31, 2001 less Fixed Charges for such two quarters.


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                  "Quarterly Interest Expense" means, for any fiscal quarter of
         Borrowers, the Borrowers' total gross cash interest actually paid on all Debt, during such period (less cash interest income).

                  "Restricted Account" has the meaning given in the Four Party Collection Agreement.

                  "Seller Note" means that certain Promissory Note in the principal amount of $500,000 made by Par.com, Inc. and payable to Parent.

                  "Third-Party Investors" means any Person other than the Borrowers or any Subsidiary.

         (b) The definition of "Borrowing Base" is hereby deleted in its entirety and substituting therefor the following:

                  "Borrowing Base" means an amount to be reported to Lender as soon as available, but no later than the 25th day of each month for the end of the preceding month, such amount to equal at any time the lesser of:

                  (a) the Maximum Line; or

                  (b) 75% of Eligible Accounts.

         (c) The definition of "Collateral" is deleted in its entirety and substituted therefor is the following:

                  "Collateral" means all of each Borrower's Equipment, General Intangibles, Inventory, Receivables (including, without limitation, all sums due to Parent under the Seller Note, all sums on deposit in the Restricted Account, all Accounts and any items in any Lockbox), Investment Property, all payment intangibles, instruments (including without limitation, the Seller Note), documents, chattel paper, deposit accounts (including without limitation, the Restricted Account), and letter-of-credit rights (as such terms are defined in the UCC); together with (i) all substitutions and replacements for and products of any of the foregoing; (ii) proceeds of any and all of the foregoing;
         (iii) in the case of all tangible goods, all accessions; and (iv) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any tangible goods whether now owned or hereafter acquired.

         (d) The definition of "Eligible Accounts" is hereby amended as follows:

                  (i) by changing the reference from "Net Accounts" in the first sentence thereof to "Accounts";




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                  (ii) by deleting subparagraph (i) in its entirety and
         substituting therefor the following:

                           (i) that portion of any Account (a) relating to which
                  the Account debtor is refusing to pay or is asserting is not due and payable or (b) subject to a claim of offset or a contra account; including without limitation, all amounts carried on any Borrower's balance sheet as deferred revenue with respect to such Account;

                  (iii) by deleting subparagraph (v) in its entirety and substituting therefor the following:

                           (v) accounts owed by either (a) an account debtor or
                  (b) an end-user to an account debtor, in which case either the account debtor or the end-user is insolvent, the subject of bankruptcy proceedings or has gone out of business; provided that in the case of clause (b) only, such exclusion shall not apply to the extent of any Accounts (x) that are in existence on September 30, 2001 and with respect to which the end user is insolvent, the subject of bankruptcy proceedings or has gone out of business as of September 30, 2001; or (y) with respect to which Lender determines in its reasonable judgement that no contract relating to such account allows the account debtor to require the repayment or return of any previously received payments as a result of such insolvency, bankruptcy or cessation of business;

                  (iv) by deleting the "and" from the end of subparagraph (xi) and substituting therefor a semicolon, by deleting the period from the end of subparagraph (xii) and substituting therefor ";"; and

                  (v) by deleting subparagraph (xii) in its entirety and substituting therefor the following:

                           (xii) Accounts, or portions thereof, otherwise deemed
                  ineligible by the Lender in its reasonable discretion; provided, however, that Lender's reasonable determination that an Account is ineligible under this clause (xii) must be:

                                    (a) based upon information not provided to
                           the Lender before the Effective Date;

                                    (b) not primarily based upon the aging of
                           the Account, except that this clause (b) shall not be applicable unless in Lender's reasonable judgment Borrowers have complied with all of Lender's reasonable requests for information with respect to any such Account; and



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                                    (c) based upon collection issues related to
                           such Account that differ materially from the collection issues experienced by the Borrowers with respect to such Accounts prior to the Effective Date;

                           provided, further, that upon Lender's reasonable request, Borrowers shall advise as to whether, in Borrowers reasonable judgment, the conditions set forth in clauses (a) and (c) above are applicable.

                  (vi) by adding a new subparagraph (xiii) as follows:

                           (xiii) that portion of Accounts unpaid 270 days or
                  more after the invoice date.

         (e) The definition of "Maturity Date" is deleted in its entirety and substituted therefor is the following:

                  "Maturity Date" means April 15, 2002, or such earlier date on which the Obligations shall have been accelerated in accordance with the terms hereof.

         (f) The definition of "Maximum Line" is amended by adding the words "or
Section 2.7" after the words "or Section 2.6."

         (g) The definition of "Net Accounts" is deleted in its entirety.

         (h) The definition of "Permitted Acquisition" is deleted in its entirety.

         (i) Section 2.1 of the Agreement is amended as follows:

                  (i) by deleting the second sentence in its entirety and substituting therefor the following:

                           The Lender shall have no obligation to make an
                  Advance if, after giving effect to such requested Advance, the sum of the outstanding and unpaid Advances, less the Borrowing Base Deficit Amount, would exceed the Borrowing Base.

                  (ii) by adding the following sentence after the end of the third sentence:

                  Within the limits set forth in this Section 2.1 and Section 2.7(a), the Borrowers may borrow and prepay pursuant to Section 2.6 and re-borrow, except as is otherwise provided herein.



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         (j) Section 2.2(a) is deleted in its entirety and substituted therefor is the following:

                  (a) INTEREST. Subject to Section 2.2(b), the outstanding principal balance of the Note shall bear interest at the Prime Rate plus 3.00% (or otherwise as set forth in the Note), and such interest shall be due and payable, as set forth in the Note. All interest due and payable under the Note shall be debited from the Borrowers' account.

         (k) Section 2.3(b) of the Agreement is deleted in its entirety and substituted therefor is the following:

                  (b) [Intentionally Omitted].

         (l) Section 2.7 of the Agreement is deleted in its entirety and substituted therefor is the following:

                  Section 2.7 Mandatory Prepayment. Without notice or demand, Borrowers shall make a mandatory prepayment of the Advances in the following circumstances:

                  (a) if the Borrowing Base Reconciliation Report required to be provided pursuant to the terms of Section 6.1(o) demonstrates that the outstanding principal balance of the Advances less the Borrowing Base Deficit Amount shall at any time exceed the Borrowing Base, the Borrowers shall immediately prepay the Advances to the extent necessary to eliminate such excess; provided, however, that to the extent the Borrowing Base Reconciliation Report required to be provided pursuant to the terms of Section 6.1(o) demonstrates that the outstanding principal balance of the Advances less the Borrowing Base Deficit Amount is less than the Borrowing Base, the Borrowers shall be permitted to request additional Advances in accordance with the provisions of Section 2.1; provided that to the extent that a mandatory prepayment is required under this clause (a) as a result of any Account or Accounts being deemed ineligible under clause (xii) of the definition of Eligible Accounts, Borrowers shall have 15 days from the date that any Borrower receives notice from Lender that such Account or Accounts have been declared ineligible to make the mandatory prepayment required in connection therewith;

                  (b) on November 30, 2001, Borrowers shall prepay the Advances in an amount equal to $50,000, and such $50,000 shall constitute a Permanent Repayment;

                  (c) as required pursuant to Section 6.16 herein, with any such pre-payment constituting a Permanent Repayment;


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                  (d) upon the occurrence of any transaction or series of
         transactions pursuant to which a third party or a group of third parties acting in concert (excluding the shareholders of any Borrower) acquires (i) at least 50% of the fully diluted common stock of any Borrower, whether through purchase, merger, consolidation or otherwise or (ii) at least 50% of any Borrower's operating assets, based on fair market value as a going concern, which payment shall constitute a Permanent Repayment and must be a prepayment of all outstanding Advances; and

                  (e) immediately upon any Borrower's receipt, 80% of all amounts paid and collected in connection with the Seller Note, which payment shall constitute a Permanent Repayment.

         Any payment received by the Lender under this Section 2.7 or under
         Section 2.6 may be applied to the Obligations, in such order and in such amounts as the Lender, in its reasonable discretion, may from time to time determine.

         (m) Section 2.9 of the Agreement is deleted in its entirety and substituted therefor is the following:

                  Section 2.9 Use of Proceeds. The Borrowers shall use the proceeds of Advances to finance purchases of fixed assets and for ordinary working capital purposes.

         (n) Section 3.2 of the Agreement is deleted in its entirety and substituted therefor is the following:

                  Section 3.2 Notification of Account Debtors and Other Obligors; Power of Attorney.

                  (a) Upon the occurrence of an Event of Default, the Lender may at any time (whether or not a Default or Event of Default then exists) notify any account debtor or other person obligated to pay the amount due that such right to payment has been assigned or transferred to the Lender for security and shall be paid directly to the Lender. The Borrowers will join in giving such notice if the Lender so requests.

                  (b) Borrowers hereby irrevocably appoint Lender as Borrowers' attorney-in-fact and proxy, with full authority in the place and stead of Borrowers and in the name of Borrowers or otherwise, in Lender's discretion, at any time upon the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument that Lender may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation (i) to obtain and adjust insurance required to be paid to Lender under the Loan Documents, (ii) to demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such



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         right to payment, or to waive, modify, amend or change the obligations
         (including collateral obligations) of any such account debtor or other obligor; (iii) as each Borrower's agent and attorney-in-fact, notify the United States Postal Service to change the address for delivery of each Borrower's mail to any address designated by the Lender, otherwise intercept each Borrower's mail, and receive, open and dispose of each Borrower's mail, applying all Collateral as permitted under this Agreement and holding all other mail for each Borrower's account or forwarding such mail to each Borrower's last known address, (iv) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (i), (ii) or clause (iii) above, (v) to file any claims or take any action or institute any proceedings that Lender may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Lender with respect to any of the Collateral, and (vi) to execute and file one or more financing or continuation statements, and amendments thereto, relating to the Collateral. Such appointment is coupled with an interest and shall be irrevocable from the date hereof and so long as any part of the Obligations are outstanding.

         (o) Section 5.5 of the Agreement is amended by adding the following sentence at the end of such Section:

                  As of September 28, 2001, the Borrowers' accounts receivable reserve, as determined by its auditors, is $730,000. Since July 31, 2001, there has been no material adverse change with respect to the Borrowers' accounts receivable reserve as determined in accordance with GAAP and reviewed by Borrowers' auditors from time to time.

         (p) Section 6.1 of the Agreement is amended as follows:

                  (i) subparagraph (d) is deleted in its entirety and substituted therefor is the following:

                           (d) as soon as available but no later than the 25th
                  day of each month, or more frequently if the Lender so reasonably requires, agings of the Parent's consolidated Receivables (broken down by Borrower), a calculation of each Borrower's Accounts, and a calculation of the aggregate Eligible Accounts of all Borrowers (or if Lender reasonably requests, a calculation of Eligible Accounts broken down by each Borrower), all as at the end of such previous month or shorter time period, based upon all information available to any Borrower as of such date, and all with such detail as Lender reasonably requests;

                  (ii) by deleting the word "and" from the end of subparagraph
         (n);

                  (iii) by deleting subparagraph (o) in its entirety and substituting therefor the following:



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                           (o) (i) as soon as available, but no later than the
                  25th day of each month, a Borrowing Base Reconciliation Report relating to the prior month; and (ii) until such time as Borrowers provide the Lender with written certification by the Parent's Chief Financial Officer in form and substance satisfactory to Lender that more than 95% of all account debtors of the Borrowers are remitting their Accounts to the Lockbox, a weekly report to be delivered no later than Monday of each week detailing cash collections broken down by each account debtor for the previous week; and

                  (iv) by adding the following subparagraphs:

                           (p) as soon as available, but no later than 45 days
                  after the end of each fiscal quarter, a quarterly report that details results on a monthly basis for revenues, expenses, EBIDTA, net income and net cash flow for all Borrowers for such quarter, together with a report setting forth Quarterly Cash Flow for the period to which such quarter relates;

                           (q) no later than the first day of each month, (i) a
                  weekly cash flow forecast covering such month through the following month, in form and substance reasonably satisfactory to Lender, and (ii) a reconciliation of actual cash flows for the previous two months as against the forecast for such two months;

                           (r) as soon as available, but no later than 45 days
                  after the end of each quarter, a profitability analysis that details Borrowers' fixed costs (including but not limited to lease expense, utilities, wages, taxes), variable costs and total revenue for such quarter;

                           (s) promptly upon any Borrower's knowledge or receipt
                  thereof (i) notice and a copy of any and all written reports received by any of the Borrowers' auditors or accountants, including, without limitation, any negative report that is issued by any such auditor or accountant relating to the Borrowers' accounts receivable and any reports relating to any material adverse change with respect to, or any material inadequacy with respect to, the Borrowers' accounts receivable reserve, and (ii) notice of any material adverse change with respect to, or any material inadequacy with respect to, the Borrowers' accounts receivable reserve;

                           (t) prompt notification in writing in the event that
                  35% or more of the total amount due under Accounts from any one account debtor remains unpaid 270 days or more after the invoice date, such written notification to set forth a detailed explanation of the reason for such delinquencies and the measures Borrowers are taking to cure such delinquencies; and



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                           (u) promptly upon Borrowers' knowledge thereof,
                  notice of the cancellation of any contract between any Borrower and any one of Qwest, Verizon and Ameritech.

                           (v) each Borrower shall provide Lender with all
                  "Required Information" (as such term is defined in the First Amendment to this Agreement) as of January 31, 2002, no later than 12:00 noon MDT on February 25, 2002, together with a written representation stating whether or not all such Required Information has in fact been provided. The Borrowers' failure or inability to provide all such Required Information, or Borrowers' failure to make the above written representation, by such time and date shall constitute an Event of Default two days after Lender notifies Borrowers to such effect. All such Required Information will be provided on a spreadsheet, in electronic format (Microsoft Excel spreadsheet) and a paper format. The Required Information will be provided to the extent it exists and on a "Line Item" basis.

         (q) Section 6.11 of the Agreement is deleted in its entirety and substituted therefor is the following:

                  Section 6.11 [Intentionally Omitted]

         (r) Section 6.12 of the Agreement is deleted in its entirety and substituted therefor is the following:

                  Section 6.12 [Intentionally Omitted]

         (s) Section 6.15 is deleted in its entirety and substituted therefor is the following:

         Section 6.15 Lockbox Arrangement.

                  (a) Borrowers shall irrevocably direct all present and future debtors and other Persons obligated to make payments constituting Collateral to make such payments directly to the Lockbox. All of each Borrowers' invoices, account statements and other written or oral communications directing, instructing, demanding or requesting payment of any Account or any other amount constituting Collateral shall conspicuously direct that all payments be made to the Lockbox and shall include the Lockbox address. All payments received in the Lockbox shall be processed to the Restricted Account.

                  (b) Borrowers agree to deposit into the Restricted Account, or at the Lender's option, to deliver to the Lender, all collections on Accounts, contract rights, chattel paper and other rights to payment constituting Collateral, and all other cash proceeds of Collateral, that Borrowers may receive directly notwithstanding their direction to Account debtors and other obligors to make



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         payments to the Lockbox, immediately upon receipt thereof, in the form received, except for Borrowers' endorsement when deemed necessary. Until delivered to the Lender or deposited in the Restricted Account, all proceeds or collections of Collateral shall be held in trust by Borrowers for and as the property of the Lender and shall not be commingled with any funds or property of Borrowers.

                  (c) Amounts deposited in the Restricted Account shall not bear interest.

                  (d) All deposits in the Restricted Account shall constitute proceeds of Collateral and shall not constitute payment of the Obligations. After the occurrence of any Event of Default, Borrower shall not have access to the Restricted Account or any cash or other items on deposit therein and, Lender may, in its sole discretion, apply funds in the Restricted Account to the payment of the Obligations, in any order or manner of application satisfactory to the Lender.

                  (e) All items deposited in the Restricted Account shall be subject to final payment. If any such item is returned uncollected, Borrowers will immediately pay the Lender the amount of that item, or Lender at its discretion may charge any uncollected item to Borrowers' account. Borrowers shall be liable as endorsers on all items deposited in the Restricted Account, whether or not in fact endorsed by the Borrowers.

                  (f) Except after the occurrence and during the continuance of an Event of Default, (i) all Collateral (including without limitation, all amounts in the Restricted Account) shall be available for use by the Borrowers in accordance with the terms of this Agreement and (ii) the Lender shall not allow "Instructions" (as defined in the Four Party Collection Agreement) to be issued and continue to exist.

         (t) A new Section 6.16 is added to the Agreement as follows:

                  Section 6.16 Quarterly Cash Flow.

                  (a) Beginning with the quarter ending September 30, 2001, and for each quarter thereafter, Borrowers shall achieve Quarterly Cash Flow of $0 or greater; provided that if Quarterly Cash Flow for any relevant period ending on any such quarter is negative, Borrowers, on or before the 45th day following the end of such quarter, shall do one or both of the following: (i) obtain additional cash equity contributions from one or more Third-Party Investors or (ii) incur additional debt in the form of CASH provided to the Borrowers, from one or more Third-Party Investors, which debt shall be subordinated to the Obligations in accordance with the subordination terms set forth in Exhibit C, or otherwise in form and substance reasonably satisfactory to Lender (collectively, the foregoing are the "Capital Contributions"), in any such case in an amount such that, if all such equity contributions and subordinated debt were added to Quarterly Cash



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         Flow for such period, the Quarterly Cash Flow for such period would not be less than $0. In the event that Borrowers obtain Capital Contributions with respect to the quarter ending September 30, 2001, such Capital Contributions shall, without duplication, be added to Quarterly Cash Flow for the period ending December 31, 2001. Borrowers shall provide any and all documentation requested by the Lender in its reasonable discretion to evidence the Capital Contributions. Cash obtained pursuant to the requirement set forth in Section 6.18 hereof shall not constitute a Capital Contribution except to the extent such cash obtained exceeds $200,000. For purposes of this paragraph only, all non-recurring compensation expenses, including severance, paid by Borrowers between July 1, 2001 and September 30, 2001 to any employees who have been terminated and not replaced shall not be taken into account when determining Quarterly Cash Flow.

                  (b) If the Quarterly Cash Flow exceeds $0 for any relevant period ending on any such quarter, then Borrowers, on or before the 45th day following the end of such quarter, shall make a mandatory permanent pre-payment of the Advances in an amount equal to one-half of the amount by which such Quarterly Cash Flow exceeds $0.

                  (c) If Quarterly Cash Flow exceeds $0 and during such period Borrowers nevertheless obtain Capital Contributions, such Capital Contributions may be used by the Borrowers to satisfy the requirements of Section 6.16(a) hereof for subsequent periods.

                  (d) If Quarterly Cash Flow is less than $0 for any period, and Borrowers nevertheless obtain Capital Contributions that exceed the requirements set forth in Section 6.16(a) above with respect to such period, such excess Capital Contributions may be used by the Borrowers to satisfy the requirements of Section 6.16(a) hereof for subsequent periods.

                  The following two examples demonstrate the mechanics of this
         Section 6.16:(1)

                  (1) If Parent's consolidated EBITDA for the quarter equals $200,000, Quarterly Interest Expense equals $100,000 and Capital Expenditures equals $10,000, THEN Quarterly Cash Flow shall equal $90,000. Under the circumstances set forth in this example, a mandatory pre-payment of Advances would be required in the amount of $45,000.

                  (2) If Parent's consolidated EBITDA for the quarter equals ($100,000), Quarterly Interest Expense equals $100,000 and Capital Expenditures equals $10,000, THEN Quarterly Cash Flow shall equal ($210,000). Under these circumstances, there shall be no Event of Default if a Capital Contribution of $210,000 is made within 45 days of the end of such quarter. Under the

----------

(1) Both examples assume (i) the relevant period is the quarter ending September 30, 2001 and (ii) that the cash infusion contemplated by Section 6.18 does not exceed $200,000.

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         circumstances set forth in this example, no mandatory pre-payment of
         Advances is required.

         (u) A new Section 6.17 is added to the Agreement as follows:

                  Section 6.17 Delivery of Notes. Borrowers shall immediately deliver to the Lender the Seller Note and any other note payable to any Borrower from time to time.

         (v) A new Section 6.18 is added to the Agreement as follows:

                  Section 6.18 Cash Infusion. Borrowers shall obtain a cash infusion in the amount of not less than $200,000 by obtaining subordinated loans from Third Party Investors, which debt shall be subordinated to the Obligations in accordance with the subordination terms set forth in Exhibit C, or otherwise in form and substance reasonably satisfactory to Lender, or by the sale of equity interests in the Borrowers to Third Party Investors no later than October 31, 2001.

         (w) A new Section 6.19 is added to the Agreement as follows:

                  Section 6.19 Discounts, etc. Borrowers will not grant any discount, credit or allowance to any customer of the Borrowers except in the ordinary course of the Borrowers' business and consistent with Borrowers' past practices. The Borrowers will not at any time modify, amend, subordinate, cancel or terminate the obligation of any account debtor or other obligor of the Borrowers except in the ordinary course of the Borrowers' business and consistent with Borrowers' past practices.

         (x) Section 7.2 is amended (i) by deleting the word "and" after clause
(c) thereof, (ii) by deleting the phrase "Section 7.1(d)" from clause (d) thereof and substituting therefor the phrase "Section 7.1", (iii) by deleting the period after clause (d) and substituting therefor the phrase "; and", and
(iv) by adding a new clause (e) as follows:

                  (e) indebtedness of any Borrower owing to any Third-Party Investor, incurred pursuant to and in accordance with the terms of
         Section 6.16 or 6.18.

         (y) Section 7.4 is amended as follows:

                  (i) by deleting subparagraph (a)(ii) in its entirety and substituted therefor is the following:

                           (ii) [Intentionally Omitted].

                  (ii) by deleting subparagraph (b) and substituting therefor the following:

                           (b) No Borrower will create or permit to exist any Subsidiary other than the Subsidiaries in existence on the date hereof and listed on Schedule 5.4.

         (z) Section 7.7 of the Agreement is hereby deleted in its entirety and substituted therefor is the following:

                  Section 7.7 Consolidation and Merger; Asset Acquisitions. No Borrower will consolidate with or merge into any Person, or permit any other Person to merge into it, or acquire all or substantially all the assets of any other Person except with Lender's prior written approval.

         (aa) A new Section 7.15 is added to the Agreement as follows:

                  Section 7.15 Capital Expenditures. The Borrowers will not incur or contract to incur Capital Expenditures in any fiscal quarter in an amount greater than the amount projected for such quarter as set forth in Schedule 7.15 hereto.

         (bb) A new Section 7.16 is added to the Agreement as follows:

                  Section 7.16 Subordinated Debt. The Borrowers shall not amend the terms of any Subordinated Debt Agreement nor make any payments of principal of, interest on or any other payment in respect of any Subordinated Loan until all of the Obligations have been paid in full and Lender's commitment to make Advances has been terminated. For purposes of this Section 7.16, "Subordinated Loan" shall mean any and all of the following, all of which shall be subordinated to the Obligations in accordance with the subordination terms set forth in Exhibit C, or otherwise in form and substance reasonably satisfactory to Lender: (i) that certain subordinated loan made by Craig Zoellner to Parent in the amount of $345,000 on December 29, 2000; (ii) that certain subordinated loan made by Richard Tyler to Parent in the amount of $163,000 on December 29, 2000; (iii) that certain subordinated loan made by Robert Lazzeri to Parent in the amount of $142,000 on December 29, 2000; and (iv) any subordinated loan made to any Borrower pursuant to Sections 6.16(a) or 6.18, and "Subordinated Debt Agreement" shall mean any note or other agreement or instrument evidencing any such Subordinated Loan.

         (cc) Section 8.1 of the Agreement is hereby amended as follows:

                  (i) by deleting the word "or" from the end of subparagraph
         (l), by deleting the period from the end of subparagraph (m) and substituting therefor a semicolon; and

                  (n) by adding a new subparagraph (n) as follows:

                           (n) any accountant or auditor of the Borrowers shall
                  render any report stating that a material adverse change in the Borrowers' accounts receivable in the aggregate has occurred.

         (dd) Section 8.2(c) of the Agreement is hereby deleted in its entirety and substituting therefor the following:

                  (c) the Lender may, without notice to any Borrower and without further action, apply any and all money owing by the Lender to the Borrowers (including without limitation, all sums on deposit in the Restricted Account) to the payment of the Obligations;

         (ee) Section 9.3 of the Agreement is hereby amended by deleting the following text "1522 Blake Street, Denver, CO 80202," and replacing such text with "1660 Wynkoop, Suite 1010, Denver, CO 80203."

         (ff) Section 9.14(a) of the Agreement is hereby amended by adding the following text to the end of the paragraph as follows:

         Notwithstanding any contrary provision, it is the intention of each Borrower and the Lender that the amount of the Obligations for which any Borrower is liable shall be, but not in excess of, the maximum amount permitted by fraudulent conveyance, fraudulent transfer, or similar laws applicable to such Borrower. Accordingly, notwithstanding anything to the contrary contained in this Agreement or any other agreement or instrument executed in connection with the payment of any of the Obligations, the amount of the Obligations for which any Borrower is liable shall be limited to an aggregate amount equal to the largest amount that would not render such Borrower's obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provision of any applicable state law.

         (gg) A new Section 9.17 is added to the Agreement as follows:

                  Section 9.17 Insolvency. None of the Borrowers are insolvent as of the Effective Date (as defined in the Second Amendment to this Agreement). As of such Effective Date, none of the Borrowers intend to file for relief under the United States Bankruptcy Code or any other state or federal insolvency laws or laws providing relief of debtors.

         (hh) A new Exhibit C, a new Schedule 7.15 and a new Exhibit D are added to the Agreement in the forms attached as Exhibit C, Schedule 7.15 and Exhibit D respectively, attached hereto.

         (ii) Exhibit B to the Agreement (Compliance Certificate) is deleted in its entirety and substituted by Exhibit E hereto.

         2. In consideration of the terms and conditions of this Amendment, Borrowers hereby agree to pay to Lender a fee of $500,000, fully earned as of the date hereof, payable upon the earliest of the following to occur: (i) the Maturity Date, (ii) payment or pre-payment in full of the Obligations; or (iii) upon the refinancing of the Obligations with another lender.

         3. The amendments set forth in Section 1 shall be effective on the date (the "EFFECTIVE DATE") when the following conditions precedent shall have been met or completed in a manner acceptable to the Lender:

                  (a) The Borrowers shall pay the Lender on the date hereof a fully earned, non-refundable fee in the amount of $25,000 in consideration of the Lender's execution of this Amendment. For the avoidance of doubt, such amount includes the $10,000 fee required to be paid pursuant to the terms of the First Amendment.

                  (b) The Borrowers shall have executed and delivered or caused to be executed and delivered this Amendment and all other documents reasonably required by the Lender and shall have complied with such additional conditions and requests as the Lender may reasonably require.

                  (c) (i) All representations and warranties made in the Loan Documents shall be true, complete and correct in all respects as of the date hereof as if made on the date hereof, and (ii) no Default or Event of Default shall have occurred and be continuing under any of the Loan Documents or will occur as a result of this Amendment.

                  (d) The Borrowers shall pay or cause to be paid all of the reasonable expenses incurred by the Lender in connection with the transactions contemplated by this Amendment, including, without limitation, the reasonable fees and disbursements of the Lender's attorneys and their staff (including, without limitation, all fees and disbursements incurred by Lender's attorneys and their staff in connection with the drafting and preparation of the First Amendment and any recording and filing fees, charges and expenses).

                  (e) The execution, delivery and performance by the Borrowers of this Amendment shall have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of the Borrowers' stockholders; (ii) require any authorization, consent or approval by, or registration, declaration or filing with, or notice to, any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any third party, except such authorization, consent, approval, registration, declaration, filing or notice as has been obtained, accomplished or given prior to the date hereof; (iii) violate any provision of any law, rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System) or of any order, writ, injunction or decree presently in effect having applicability to the Borrowers or of the Borrowers' articles of incorporation or bylaws; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other material agreement, including, without limitation, the Merrill Lynch Loan Documents, any lease or instrument to which any Borrower is a party or by which it or its properties may be bound or affected; or (v) result in, or require, the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature (other than the Security Interest) upon or with respect to any of the properties now owned or hereafter acquired by the Borrowers.

                  (f) All financing statements necessary to perfect the Security Interest in the Collateral have been filed, to the extent the Security Interest is capable of being perfected by filing, and Lender shall have a first priority Security Interest in all Collateral (other than any Collateral subject to the Merrill Lynch Lien or any Permitted Liens).

                  (g) The Borrowers shall have each executed and delivered the
         Note in the form set forth in Exhibit A hereto.

                  (h) The Borrowers shall have provided the Lender with the following financial information and documentation relating to each
         Borrower: (i) a current, separate accounts receivable and accounts payable report, together with a report of the number of each Borrower's employees, and (ii) a schedule of each Borrower's bank accounts and inter-company loans and debts, if any.

                  (i) The Borrowers shall provide Lender with an opinion of counsel to the Borrowers, in form and substance satisfactory to the Lender.

         4. Borrowers hereby certify to the Lender that as of the date of this Amendment (i) all of the Borrowers' representations and warranties contained in the Loan Documents are true, complete and correct in all material respects as if made on the date hereof, and (ii) no Default or Event of Default has occurred and is continuing under any Loan Document or will occur as a result of this Amendment.

         5. Borrowers hereby agree that no later than 10 Banking Days after the Effective Date, they shall (i) use best efforts to cause the termination of each of those financing statements described in Exhibit B hereto and (ii) cause the Subordinated Debt Agreements relating to the Subordinated Loans specified in clauses (i)-(iii) in Section 1(bb) above to be amended to reflect the subordination terms set forth in Exhibit C attached hereto. Lender agrees that no Default or Event of Default shall occur as a result of the conditions described in this Section 5 during such 10 Banking Day period.

         6. Except as expressly set forth herein, the Agreement and the Loan Documents shall remain as originally stated and in full force and effect. The Borrowers and the Lender hereby confirm and ratify each of the provisions of the Agreement and the Loan Documents as amended hereby. The Note shall be amended and restated in its entirety in the form attached hereto as Exhibit A (the "New Note") and shall be deemed modified as of the Effective Date. From and after the Effective Date all references in any Loan Documents to the Note shall be deemed references to the New Note.

         7. Each Borrower hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which any Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

         8. Each Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Loan Documents, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrowers specifically agree to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation and negotiation of this Amendment and the transactions, documents and instruments incidental hereto. The Borrowers hereby agree that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrowers, make a loan to the Borrowers under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses and the fee required under Section 2 hereof.

         9. This Amendment shall be governed by, and construed in accordance with, the substantive laws (other than conflict laws) of the State of Colorado.

         10. This Amendment shall inure to, benefit and bind the successors and assigns of the parties hereto.

         11. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. This Amendment shall be a "Loan Document" as defined in the Agreement.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                  WELLS FARGO BANK, N.A.
                                  a national banking association


                                  By: /s/ Eric Rumple
                                      -----------------------------------
                                      Name:  Eric Rumple
                                      Title: Vice President


                                  PENTASTAR COMMUNICATIONS, INC., a Delaware corporation


                                  By: /s/ David L. Dunham
                                      -----------------------------------
                                  David L. Dunham
                                  Chief Financial Officer


                                  PENTASTAR ACQUISITION CORP. I , a Delaware corporation


                                  By: /s/ David L. Dunham
                                      -----------------------------------
                                  David L. Dunham
                                  Chief Financial Officer


                                  PENTASTAR ACQUISITION CORP. II , a Delaware corporation


                                  By: /s/ David L. Dunham
                                      -----------------------------------
                                  David L. Dunham
                                  Chief Financial Officer


                                  PENTASTAR ACQUISITION CORP. III , a Delaware corporation


                                  By: /s/ David L. Dunham
                                      -----------------------------------
                                  David L. Dunham
                                  Chief Financial Officer

                                  PENTASTAR ACQUISITION CORP. IV , a Delaware corporation


                                  By: /s/ David L. Dunham
                                      -----------------------------------
                                  David L. Dunham
                                  Chief Financial Officer


                                  PENTASTAR ACQUISITION CORP. VI , a Delaware corporation


                                  By: /s/ David L. Dunham
                                      -----------------------------------
                                  David L. Dunham
                                  Chief Financial Officer


                                  PENTASTAR INTERNET, INC , a Delaware
                                  corporation


                                  By: /s/ David L. Dunham
                                      -----------------------------------
                                  David L. Dunham
                                  Chief Financial Officer


                                  PENTASTAR HOLDING CORPORATION , a Delaware corporation


                                  By: /s/ David L. Dunham
                                      -----------------------------------
                                  David L. Dunham
                                  Chief Financial Officer


                                  PENTASTAR TELEMARKETING, INC., a Delaware corporation


                                  By: /s/ David L. Dunham
                                      -----------------------------------
                                  David L. Dunham
                                  Chief Financial Officer

                                  PENTASTAR CORPORATION, a Colorado corporation


                                  By: /s/ David L. Dunham
                                      -----------------------------------
                                  David L. Dunham
                                  Chief Financial Officer


                                  PENTASTAR ACQUISITION CORP. V, a Delaware corporation


                                  By: /s/ David L. Dunham
                                      -----------------------------------
                                  David L. Dunham
                                  Chief Financial Officer


                                  PENTASTAR ACQUISITION CORP. VII, a Delaware corporation


                                  By: /s/ David L. Dunham
                                      -----------------------------------
                                  David L. Dunham
                                  Chief Financial Officer


                                  PENTASTAR ACQUISITION CORP. VIII, a Delaware corporation



                                  By: /s/ David L. Dunham
                                      -----------------------------------
                                  David L. Dunham
                                  Chief Financial Officer


                                  PENTASTAR ACQUISITION CORP. IX, a Delaware corporation


                                  By: /s/ David L. Dunham
                                      -----------------------------------
                                  David L. Dunham
                                  Chief Financial Officer

                                   EXHIBIT A

                      AMENDED AND RESTATED PROMISSORY NOTE



$7,465,000.00                                                 September 28, 2001



         FOR VALUE RECEIVED EACH OF PENTASTAR COMMUNICATIONS, INC., a Delaware corporation, PENTASTAR ACQUISITION CORP. I, a Delaware corporation, PENTASTAR ACQUISITION CORP. II, a Delaware corporation, PENTASTAR ACQUISITION CORP. III, a Delaware corporation, PENTASTAR ACQUISITION CORP. IV, a Delaware corporation, PENTASTAR ACQUISITION CORP. VI, a Delaware corporation, PENTASTAR INTERNET, INC., a Delaware corporation, PENTASTAR HOLDING CORPORATION, a Delaware corporation, PENTASTAR TELEMARKETING, INC., a Delaware corporation, PENTASTAR CORPORATION, a Colorado corporation, PENTASTAR ACQUISITION CORP. V, a Delaware corporation, PENTASTAR ACQUISITION CORP. VII, a Delaware corporation, PENTASTAR ACQUISITION CORP. VIII, a Delaware corporation, and PENTASTAR ACQUISITION CORP. IX, a Delaware corporation (collectively, the foregoing are the "Maker"), promises to pay to the order of WELLS FARGO BANK, N. A. (as successor by assignment to Wells Fargo Bank West, N.A., the "Bank"), or its order, on or before April 15, 2002, the principal sum of SEVEN MILLION FOUR HUNDRED SIXTY FIVE THOUSAND DOLLARS ($7,465,000.00) or so much as may be advanced and outstanding from time to time (the "Principal Amount") pursuant to the Credit and Security Agreement of even date herewith between Bank and Maker (as it may be amended, restated or supplemented from time to time, the "Loan Agreement") together with interest on the Principal Amount at a rate of interest as provided in the Loan Agreement.

         This Note is issued to evidence a revolving line of credit from Bank to Maker made pursuant to the terms of the Loan Agreement, together with all other amounts due pursuant to the Loan Agreement and the Loan Documents. This Note is issued pursuant, and is subject, to the Loan Agreement, which provides, among other things, for acceleration hereof. This Note is the Note referred to in the Loan Agreement. Bank is entitled to the benefits of certain Security Documents executed in connection with the Loan Agreement. All capitalized terms used herein and not defined shall have the meaning given to them in the Loan Agreement.

         Interest, based upon a three hundred sixty (360) day year and the actual number of days elapsed, shall accrue daily, and is due and payable monthly on the first day of each month for all interest accrued through the first day of the month, and all accrued and unpaid interest plus the outstanding Principal Amount shall be due on the Termination Date.

         It is not intended hereby to charge interest at a rate in excess of the maximum rate of interest permitted to be charged to the Maker under applicable law, but if, notwithstanding, interest in excess of such maximum rate shall be paid hereunder, the excess shall be retained by the holder of this Note as additional cash collateral for the payment of the Loan, unless such retention is not permitted by law, in which case the interest rate on this Note shall be adjusted to the maximum permitted under applicable law during the period or periods that the interest rate otherwise provided herein would exceed such rate.

         All payments of this Note shall be made in lawful money of the United States of America at the Bank's offices at MAC # C7301-031, 1740 Broadway, Denver, Colorado 80274, or at such other place as the Bank may designate to the Maker in writing.

         Time is of the essence hereof. In the event of (i) any default in the payment of principal or interest when due and payable under the terms of this Note, (ii) any Event of Default under the Loan Agreement, or (iii) any default under any other Loan Document, then the whole principal sum plus accrued interest and all other obligations of the Maker to holder, direct or indirect, absolute or contingent, now existing or hereafter arising, shall, at the option of the holder of this Note, become immediately due and payable without notice or demand, and the holder of this Note shall have and may exercise any or all of the rights and remedies provided herein and in the Loan Agreement, and the other Loan Documents, as they may be amended, modified or supplemented from time to time.

         If the Maker fails to pay any amount due under this Note and the Bank has to take any action to collect the amount due or to exercise its rights under the Loan Agreement or the Loan Documents, including without limitation, retaining attorneys for collection of this Note, or if any suit or proceeding is brought for the recovery of all or any part of or for protection of the indebtedness or to foreclose the Loan Documents or to enforce the Bank's rights under the Loan Agreement, or the Loan Documents, then the Maker agrees to pay on demand all costs and expenses of any such action, suit or proceeding to collect, and any appeal of any such action, suit or proceeding, incurred by the Bank, including but not limited to the reasonable fees and disbursements of the Bank's attorneys and their staff.

         The Maker and any endorser hereof waive presentment for payment, protest, notice of dishonor and protest, and consent to any extension of time with respect to any payment due under this Note, to any substitution or release of collateral pursuant to the Loan Agreement, and to the addition or release of any party. No waiver of any payment under this Note shall operate as a waiver of any other payment.

         If any provision in this Note shall be held invalid, illegal or unenforceable in any jurisdiction, the validity, legality or enforceability of any defective provision shall not be in any way affected or impaired in any other jurisdiction.

         No delay or failure of the holder of this Note in the exercise of any right or remedy provided for hereunder shall be deemed a waiver of such right by the holder hereof, and no exercise of any right or remedy shall be deemed a waiver of any other right or remedy which the holder may have.

         All notices given hereunder shall be given in accordance with the notice provisions of the Loan Agreement.

         At the option of the holder hereof, an action may be brought to enforce this Note in the manner set forth in the Loan Agreement.

         This Note is to be governed by and construed according to the laws of the State of Colorado.

DATED as of the day and year first set forth above.

MAKER:

PENTASTAR COMMUNICATIONS, INC.


By /s/ David. L. Dunham
   -----------------------------

Name:  David. L. Dunham

Its  Chief Financial Officer


PENTASTAR ACQUISITION CORP. I


By /s/ David. L. Dunham
   -----------------------------

Name:  David. L. Dunham

Its  Chief Financial Officer


PENTASTAR ACQUISITION CORP. II


By /s/ David. L. Dunham
   -----------------------------

Name:  David. L. Dunham

Its  Chief Financial Officer


PENTASTAR ACQUISITION CORP. III


By /s/ David. L. Dunham
   -----------------------------

Name:  David. L. Dunham

Its  Chief Financial Officer

PENTASTAR ACQUISITION CORP. IV


By /s/ David. L. Dunham
   -----------------------------

Name:  David. L. Dunham

Its  Chief Financial Officer


PENTASTAR ACQUISITION CORP. VI


By /s/ David. L. Dunham
   -----------------------------

Name:  David. L. Dunham

Its  Chief Financial Officer


PENTASTAR INTERNET, INC.


By /s/ David. L. Dunham
   -----------------------------

Name:  David. L. Dunham

Its  Chief Financial Officer


PENTASTAR HOLDING CORPORATION


By /s/ David. L. Dunham
   -----------------------------

Name:  David. L. Dunham

Its  Chief Financial Officer

PENTASTAR TELEMARKETING, INC.


By /s/ David. L. Dunham
   -----------------------------

Name:  David. L. Dunham

Its  Chief Financial Officer


PENTASTAR CORPORATION


By /s/ David. L. Dunham
   -----------------------------

Name:  David. L. Dunham

Its  Chief Financial Officer


PENTASTAR ACQUISITION CORP. V


By /s/ David. L. Dunham
   -----------------------------

Name:  David. L. Dunham

Its  Chief Financial Officer


PENTASTAR ACQUISITION CORP. VII


By /s/ David. L. Dunham
   -----------------------------

Name:  David. L. Dunham

Its  Chief Financial Officer


PENTASTAR ACQUISITION CORP. VIII


By /s/ David. L. Dunham
   -----------------------------

Name:  David. L. Dunham

Its  Chief Financial Officer


PENTASTAR ACQUISITION CORP. IX


By /s/ David. L. Dunham
   -----------------------------

Name:  David. L. Dunham

Its  Chief Financial Officer

            EXHIBIT B--FINANCING STATEMENT REQUIRING PARTIAL RELEASE

Secured Party:             Merrill Lynch Business Financial Services
Debtor:                    Telecomm Industries Corp.
Filing Number:             003933147
Filing Jurisdiction:       Illinois Secretary of State
Filing Date:               October 29, 1998

                                   EXHIBIT C

                              SUBORDINATION TERMS

                                   EXHIBIT D

               FORM OF BORROWING BASE RECONCILIATION CERTIFICATE

                                    EXHIBIT E

                    FORM OF BORROWING COMPLIANCE CERTIFICATE

                                  SCHEDULE 7.15

                              CAPITAL EXPENDITURES


------------------------------------    ---------------------------------------
QUARTER ENDING:                         PROJECTED CAPITAL EXPENDITURES
------------------------------------    ---------------------------------------
December 31, 2001                       $59,500
March 31, 2002                          $41,000